                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 18, 2006

                               AmericasBank Corp.
                               ------------------
             (Exact name of registrant as specified in its charter)

           Maryland                        000-22925             52-2090433
           --------                        ---------             ----------
(State or other jurisdiction of           (Commission          (IRS Employer
incorporation or organization)            File Number)       Identification No.)


500 York Road, Towson, Maryland                                  21204
-------------------------------                                  -----
(Address of principal executive offices)                      (Zip Code)

                                 (410) 823-0500
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              ---------------------------------------------------------
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
              --------------------------------------------

         Effective September 18, 2006, AmericasBank Corp.'s Board of Directors and the Board of Directors of its wholly owned subsidiary, AmericasBank, elected William L. Wilcox, Jr. to the Board of Directors of both AmericasBank Corp. and AmericasBank. Mr. Wilcox has been appointed to the class of directors of AmericasBank Corp. whose term ends at the annual meeting of shareholders in 2007.

         It is anticipated that Mr. Wilcox will serve on the Strategic Planning Committees of AmericasBank Corp. and AmericasBank.

         The Board of Directors did not elect Mr. Wilcox pursuant to any arrangements or understandings between Mr. Wilcox and AmericasBank Corp. or AmericasBank or any other person.

         There are no material transactions between Mr. Wilcox and AmericasBank Corp. or AmericasBank.

         A copy of the press release announcing the director appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

       (a)    Not applicable.

       (b)    Not applicable.

       (c)    Not applicable.

       (d)    The following exhibit is filed herewith:

              Exhibit 99.1         Press Release dated September 18, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 18, 2006               AmericasBank Corp.
                                       ------------------
                                         (Registrant)




                                       By: /s/ Mark H. Anders
                                           -------------------------------------
                                           Mark H. Anders
                                           President and Chief Executive Officer